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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 8-K / A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 4, 2003


                              MEGO FINANCIAL CORP.

             ------------------------------------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        NEW YORK                 1-8645              13-5629885
        (STATE OR OTHER          (COMMISSION         (IRS EMPLOYER
        JURISDICTION OF          FILE NUMBER)        IDENTIFICATION NO.)
        FORMATION)


      1645 VILLAGE CENTER CIRCLE, LAS VEGAS, NV              89134
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 992-4200




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     The Company's Form 8-K dated April 14, 2003, reporting the resignation of BDO Seidman, LLP as the Company's certifying accountant is revised and amended in its entirety as follows:

     On April 2, 2003, the auditors from BDO Seidman, LLP ("BDO") met with the Audit Committee of the Board of Directors of the Company. Based on the financial results of the Company for the year ended December 31, 2002, Management concurred with BDO's proposed conclusion that a "going concern" qualification would be required. There were no accounting disagreements.

     Prior to the date BDO met with the Company's Audit Committee, BDO had expressed its serious concerns to the Company about the issuance of numerous checks drawn against accounts with insufficient funds. BDO inquired as to whether the Company had instituted appropriate procedures to stop the issuance of insufficient checks.

     On April 8, 2003, the Company received a letter from BDO, also dated April 8, 2003, stating in its entirety: "This will confirm that the client-auditor relationship between Mego Financial Corp. (Commission File Number 1-8645) and BDO Seidman, LLP has ceased." BDO was engaged in December 2002 to conduct the audit of the Company's financial statements for its year ended December 31, 2002, and has not rendered any reports on the Company's financial statements.

     On that same date, the Company was advised by BDO that BDO had received a memorandum containing allegations of financial irregularities from a previously terminated employee whose allegations, if true, would be a reportable event.

     After being advised by BDO of the allegations of the terminated employee contained in the memorandum and BDO's resignation, the Company's Audit Committee, acting in a specially called meeting on April 9, 2003, launched both an internal and external investigation into the allegations contained in the memorandum. BDO did not discuss the allegations contained in the employee's memorandum with the Audit Committee, although it did discuss accounting areas related to such allegations.

     The Audit Committee, through its counsel, engaged L.J. Soldinger Associates, LLC to review the allegations made by the terminated employee. A copy of L.J. Soldinger's engagement letter is provided as Exhibit 03-9. A copy of the summary of L.J. Soldinger's investigation into the terminated employee's allegations is included as Exhibit 03-10.

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     The Audit Committee has selected Singer Lewak Greenbaum & Goldstein LLP
("SLGG") as the Company's new independent accountant as of April 28, 2003. Prior to such date, the Company did not consult with SLGG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by SLGG on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 03-9.   Engagement Letter, LJ Soldinger and Associates.
Exhibit 03-10.  Letter, LJ Soldinger to Leisure Industries.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEGO FINANCIAL CORP.



                                            By:  / s / Floyd W. Kephart
                                            -----------------------------------
                                            Floyd W. Kephart
                                            Chairman of the Board

Dated:  June 4, 2003



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